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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of Earliest Event Reported) - June 17, 2002


                              --------------------


                              ZIFF DAVIS MEDIA INC.
             (Exact Name of Registrant as Specified in Its Charter)




             DELAWARE                    333-48014               36-4336460
 (State or other jurisdiction of   Commission file number     (I.R.S. Employer
  incorporation or organization)                             Identification No.)


                 28 East 28th Street, New York, New York 10016
          (Address of principal executive offices including zip code)


                                 (212) 503-3500
              (Registrant's telephone number, including area code)





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ITEM 9.  Regulation FD Disclosure

         Ziff Davis Media Inc. ("the Registrant") has previously described its financial restructuring efforts in its recent Form 10-K filing for the Transition Period ended December 31, 2001 and in its recent Form 10-Q filing for three months ended March 31, 2002.

         In connection with these restructuring efforts, the Registrant has also recently commenced the formal solicitation of certain exchanges consents and acceptances in support of its financial restructuring plan from holders of its $250 million 12% Senior Subordinated Notes due 2010 (the "old notes") as well as to the lenders under its senior credit facility. Included in the solicitation materials were certain financial forecasts for the Registrant and its Restricted and Unrestricted Subsidiaries. In order to ensure compliance with Regulation FD under the Securities Exchange Act of 1934, as amended, the Registrant has determined to make available to the general public the attached material via this Report on Form 8-K as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ZIFF DAVIS MEDIA INC.

                                             By:  /s/ BART W. CATALANE
                                                  --------------------
                                                  Bart W. Catalane
                                                  CHIEF OPERATING OFFICER
                                                  AND CHIEF FINANCIAL OFFICER


                                             Date:  June 18, 2002